                                                                    Exhibit 99.1

                                                 News Release

                                                 AmerisourceBergen Corporation
                                                 P.O. Box 959
                                                 Valley Forge, PA 19482

[LOGO OF AMERISOURCEBERGEN]

Contact: Michael N. Kilpatric

         610-727-7118

         mkilpatric@amerisourcebergen.com

                   AMERISOURCEBERGEN COMPLETES ACQUISITION OF
                            ANDERSON PACKAGING, INC.

   Largest Pharmaceutical Distributor Adds Contract Pharmaceutical Packaging
                                   Capability

VALLEY FORGE, Pa. June 24, 2003--AmerisourceBergen Corporation (NYSE:ABC), the largest pharmaceutical services company in the U.S. dedicated solely to the pharmaceutical supply channel, today completed the acquisition of Anderson Packaging, Inc., a privately held contract pharmaceutical packaging company, for approximately $102.5 million, including assumed debt of approximately $18 million.

      AmerisourceBergen issued 814,145 shares of its common stock to the shareholders of Anderson Packaging, Inc. upon the closing of the transaction today in partial payment of the purchase price, with the balance being paid in cash. The shares of AmerisourceBergen common stock issued upon closing have been registered under the Securities Act of 1933 for sale by the recipients of the shares and, therefore, are eligible for sale immediately without restriction.

      Known for its high quality, Anderson Packaging is one of the leading contract pharmaceutical packaging companies providing physician samples and retail contract packaging services to pharmaceutical manufacturers. Based in Rockford, Illinois, Anderson has seven facilities in the U.S. and approximately 1,000 employees.

      AmerisourceBergen expects Anderson Packaging's revenues in calendar year 2003 to be between $85 million and $90 million. AmerisourceBergen expects the purchase to be mildly accretive to the Company's fiscal year 2004 earnings.

                                                                    News Release
About AmerisourceBergen

AmerisourceBergen (NYSE:ABC) is the largest pharmaceutical services company in the United States dedicated solely to the pharmaceutical supply chain. It is the leading distributor of pharmaceutical products and services to the hospital systems/acute care market, physician's offices, alternate care and mail order facilities, independent community pharmacies, and regional chain pharmacies. The Company is also a leader in the long term care pharmacy and workers' compensation fulfillment marketplaces. With more than $40 billion in annualized operating revenue, AmerisourceBergen is headquartered in Valley Forge, PA, and employs more than 13,000 people. AmerisourceBergen is ranked #24 on the Fortune 500 list and was ranked #6 in the 2003 Business Week 50, a list of the 50 best performing companies in the S & P 500. For more information, go to www.amerisourcebergen.com.

FORWARD-LOOKING STATEMENTS

THIS NEWS RELEASE MAY CONTAIN CERTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO UNCERTAINTY AND CHANGES IN CIRCUMSTANCES. ACTUAL RESULTS MAY VARY MATERIALLY FROM THE EXPECTATIONS CONTAINED IN THE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS MAY INCLUDE STATEMENTS ADDRESSING FUTURE FINANCIAL AND OPERATING RESULTS OF AMERISOURCEBERGEN AND THE BENEFITS AND OTHER ASPECTS OF THE 2001 MERGER BETWEEN AMERISOURCE HEALTH CORPORATION AND BERGEN BRUNSWIG CORPORATION.

THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN ANY FORWARD-LOOKING STATEMENTS: COMPETITIVE PRESSURES; THE LOSS OF ONE OR MORE KEY CUSTOMER RELATIONSHIPS; CUSTOMER INSOLVENCIES; CHANGES IN CUSTOMER MIX; CHANGES IN PHARMACEUTICAL MANUFACTURERS' PRICING AND DISTRIBUTION POLICIES; REGULATORY CHANGES; CHANGES IN U.S. GOVERNMENT POLICIES; FAILURE TO INTEGRATE THE BUSINESSES OF AMERISOURCE AND BERGEN BRUNSWIG SUCCESSFULLY; FAILURE TO OBTAIN AND RETAIN EXPECTED SYNERGIES FROM THE MERGER OF AMERISOURCE AND BERGEN BRUNSWIG; AND OTHER ECONOMIC, BUSINESS, COMPETITIVE, REGULATORY AND/OR OPERATIONAL FACTORS AFFECTING THE BUSINESS OF AMERISOURCEBERGEN GENERALLY.

MORE DETAILED INFORMATION ABOUT THESE FACTORS IS SET FORTH IN
AMERISOURCEBERGEN'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR FISCAL 2002.

AMERISOURCEBERGEN IS UNDER NO OBLIGATION TO (AND EXPRESSLY DISCLAIMS ANY SUCH OBLIGATION TO) UPDATE OR ALTER ANY FORWARD LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.